                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        -------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____

                        HARRIS TRUST COMPANY OF NEW YORK
              (Exact name of trustee as specified in its charter)

                    New York                            13-4941093
       (Jurisdiction of incorporation or             (I.R.S. Employer
          organization if not a U.S.              Identification Number)
                  national bank)

                 Wall Street Plaza, 88 Pine Street, 19/th/ Floor
                           New York, New York  10005
              (Address of principal executive offices) (Zip code)

                               Mark F. McLaughlin
                        Harris Trust Company of New York
                Wall Street Plaza, 88 Pine Street, 19/th/ Floor
                           New York, New York  10005
                                 (212) 701-7602
           (Name, address and telephone number of agent for service)

                        -------------------------------

                             Insight Midwest, L.P.
                             Insight Capital, Inc.
            (Exact names of obligors as specified in their charters)

               Delaware                                  13-4079232
               Delaware                                  13-4079679
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                Identification Number)

                            126 East 56/th/ Street
                           New York, New York 10022
              (Address of principal executive offices) (Zip code)

                        -------------------------------

                          9 3/4% Senior Notes due 2009
                      (Title of the indenture securities)

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

                                     - 2 -


Item 1.   General Information.

          Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                    33 Liberty Street, New York, N.Y. 10045

                      State of New York Banking Department
                     2 Rector Street, New York, N.Y. 10006

      (b) Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

Item 2.        Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.


Item 16.  List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     A. Copy of Organization Certificate of Harris Trust Company of New York to transact business and exercise corporate trust powers; attached hereto as Exhibit "A"

     B. Copy of the existing By-Laws of Harris Trust Company of New York; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

     C. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" filed with Form T-1 Statement, Registration No. 33-46118.

     D. A copy of the latest report of condition of Harris Trust Company of New York published pursuant to law or the requirements of its supervising or examining authority; attached hereto as Exhibit "D"

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Harris Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 6th day of April, 2000.

                                        HARRIS TRUST COMPANY OF NEW YORK



                                        By: /s/  Amy Roberts
                                            ------------------------------------
                                             Amy Roberts
                                             Vice President

                                                               Exhibit A, Page 1


                               STATE OF NEW YORK

                               BANKING DEPARTMENT


Whereas on July 1, 1999 BANK OF MONTREAL TRUST COMPANY merged into itself HARRIS TRUST COMPANY OF NEW YORK,

Whereas BANK OF MONTREAL TRUST COMPANY submitted a Certificate of Amendment to the Organization Certificate to authorize the amendment of the Certificate of Organization to change its name to HARRIS TRUST COMPANY OF NEW YORK.

Whereas, there appears to be no reasonable objection to such change of name:

Now, therefore, I, ROBERT H. McCORMICK, Deputy Superintendent of Banks of the State of New York, do hereby consent to and approve of the aforementioned change of name to be effective July 1, 1999.

Witness, my hand and official seal of the Banking Department at the City of New York, this 30th day of September in the Year of our Lord one thousand nine hundred and ninety-nine.

[SEAL]

                                        /s/  Robert H. McCormick
                                        ------------------------
                                             Robert H. McCormick
                                             Deputy Superintendent of Banks

                                                               Exhibit A, Page 2

                               STATE OF NEW YORK

                               BANKING DEPARTMENT

I, ROBERT H. McCORMICK, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE, pursuant to the provisions of Section 601-b of the New York Banking Law, an AGREEMENT AND PLAN OF MERGER, dated as of March 18, 1999, providing for the merger of the HARRIS TRUST COMPANY OF NEW YORK, New York, New York, with and into the BANK OF MONTREAL TRUST COMPANY, New York, New York, under the name, BANK OF MONTREAL TRUST COMPANY, said merger to become effective upon the filing of the AGREEMENT AND PLAN OF MERGER in the office of the Superintendent of Banks.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 19th day of May in the Year of our Lord one thousand nine hundred and
           ----        ---
ninety-nine.

                                        /s/ Robert H. McCormick
                                        ------------------------------
                                        Deputy Superintendent of Banks

[SEAL]

                                                                       Exhibit D


                             STATEMENT OF CONDITION
                        HARRIS TRUST COMPANY OF NEW YORK

ASSETS
Due From Banks                                 $   677,400
Investment Securities:
   State & Municipal                            16,513,582
   Other                                               100
                                               -----------
      TOTAL SECURITIES                          16,513,682
Loans and Advances:
   Federal Funds Sold                           20,900,000
   Overdrafts                                       12,169
                                               -----------
      TOTAL LOANS AND ADVANCES                  20,912,169
Investment in Harris Trust, NY                   8,725,608
Premises and Equipment                             475,614
Other Assets                                     2,636,845
                                               -----------
                                                11,838,067
                                               -----------
      TOTAL ASSETS                             $49,941,318
                                               ===========

LIABILITIES
Trust Deposits                                 $ 8,191,549
Other Liabilities                               16,944,443
                                               -----------
      TOTAL LIABILITIES                         25,135,992
CAPITAL ACCOUNTS
Capital Stock, Authorized, Issued and
   Fully Paid -- 10,000 Shares of $100 Each      1,000,000
Surplus                                          4,222,188
Retained Earnings                               19,605,350
                                               -----------
Equity -- Municipal Gain/Loss                      (22,212)
      TOTAL CAPITAL ACCOUNTS                    24,805,326
      TOTAL LIABILITIES
      AND CAPITAL ACCOUNTS                     $49,941,318
                                               ===========

     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                        Mark F. McLaughlin
                                        June 30, 1998

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                        Sanjiv Tandon
                                        Kevin O. Healy
                                        Steven R. Rothbloom